As filed with the Securities and Exchange Commission on 12/30/03

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Eric M. Banhazl
Advisors Series Trust
2020 East Financial Way, Suite 100
Glendora, CA 91741
(Name and address of agent for service)

(414) 765-5344
Registrant's telephone number, including area code

Date of fiscal year end: April 30, 2004

Date of reporting period: October 31, 2003

Item 1. Report to Stockholders.

SEGALL BRYANT & HAMILL

MID CAP FUND

Semi-Annual Report
October 31, 2003

November 21, 2003
Dear Shareholder:

For the one-year period ending October 31, 2003, the Segall Bryant & Hamill Mid Cap Fund’s total return at NAV was 25.88 percent. This compares to the performance of the Russell Mid Cap Index of 35.88 percent. For the three-year period ending October 31, 2003 the Mid Cap Fund’s return at NAV was –2.58% vs. the Russell Mid Cap Index of .81%. Since inception (4/1/99) the Fund has returned 5.00% vs. the Russell Mid Cap Index of 6.68%.

As we communicated to you in the past, we feel that the opportunity for investing in the mid capitalization tier of the market continues to be attractive. The past three years has seen a dramatic shift out of large capitalization companies and into mid capitalization companies. For the three-year period ending October 31, 2003 the S&P 500 Index (a proxy for the large cap market) has a -24% return while the Russell Mid Cap Index has a 2% return. While the valuation gap between the two market tiers has narrowed, there is still plenty of value to be found in mid cap stocks. We believe that we can find companies in this area of the market that meet our investment criteria and offer good value. Although we are focusing on smaller companies, the criteria which we use to select them remains unchanged: consistently high return on invested capital (ROI), double digit earnings growth and high levels of free cash flow. We continue to be owners of stocks and not renters, focusing on the long-term intrinsic value of their businesses.

Over the past year, there has been a dramatic shift in the investment landscape. As the economy has bottomed due to the aggressive easing by the Federal Reserve, ‘lower quality’, aggressive stocks have performed very well. Companies that have had steep earnings declines, unhealthy balance sheets and weak markets have dramatically outperformed ‘higher quality’ stable growth companies. According to Merrill Lynch’s quantitative research, ‘high quality’ stocks have returned 25.82% (B+ and better) over the last year and ‘low quality’ stocks have returned 52.19% (B and lower) (see chart below). This dichotomy in performance is typical as the economy recovers, but the magnitude of the outperformance in this cycle is the greatest it has been in over forty years. If the past is any indicator of the future, we believe that most of this relative outperformance is behind us. In the past ten periods when ‘lower quality’ stocks have outperformed ‘higher quality’ stocks, the subsequent twelve month period has seen a dramatic reversal of this performance.

Our outlook for the economy is for continued growth in 2004. The Fund is currently positioned for such a recovery. The Fund’s increased exposure in several sectors of the market will continue to benefit from a rebounding economy and include semiconductors, industrials, media companies and retailers. These ‘high quality’ cyclical companies tend to anticipate a recovery in the economy well in advance and outperform even as near-term fundamentals deteriorate. Also, our focus on finding truly unique companies with consistent earning growth decreased the Fund’s overall volatility during a very uncertain period.

Our focus on high ROI mid capitalization stocks has led us to invest in companies we believe are very solid and that operate in unique industry settings. This strategy leads us to concentrate the Fund on the growth segments of the economy such as Health Care, Technology and Finance. We will tend to be overweight in these sectors and focus less on the more cyclical sectors of the market. However, we have selectively increased our exposure to companies that will benefit from accelerating economic growth.

We remain confident that our selection process will lead to above-average results over time. By focusing on mid cap growth companies with reasonable valuations, we believe that our shareholders will benefit from both the attractive valuation levels of this sector of the market and owning high quality growth companies.

David P. Kalis, CFA

Past performance is no guarantee of future results. Investment return principal value will fluctuate so that an investor’s shares, when redeemed, may worth more or less than their original cost.

The Fund invests in foreign securities which may involve greater volatility and political, economic and currency risks and differences in accounting methods Investment performance reflects contractual fee waivers in effect. In the absence of such waivers, total return would be reduced. The Fund imposes a 1.00% redemption fee on shares held for less than 60 days.

The Russell Mid Cap Index measures the performance of the 800 smallest companies contained with the largest 1000 companies of the Russell 3000 Index An index which represents 98% of the investable U.S. equity market. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Indices do not incur expenses and are not available for investment.

Sector allocations are subject to change.

Quasar Distributors, LLC, distributor (12/03)

SCHEDULE OF INVESTMENTS
at October 31, 2003 (Unaudited)

Shares	COMMON STOCKS: 94.23%	Market Value

	Banks: 6.03%
4,725	Comerica, Inc.	$243,243
11,100	SouthTrust Corp.	353,535
4,250	Zions Bancorporation	260,482

		857,260

	Broadcasting-Media: 2.73%
11,450	Univision Communications,
	Inc. – Class A*	388,727

	Computer Products/Services: 10.71%
3,625	Adobe Systems, Inc.	158,920
5,700	Affiliated Computer Services,
	Inc. – Class A*	278,901
5,000	CDW Corp.	300,250
6,000	National Instruments Corp.	255,480
9,000	SunGard Data Systems, Inc.*	252,450
7,650	VERITAS Software Corp.*	276,547

		1,522,548

	Consumer Products: 4.52%
15,125	Pactiv Corp.*	333,506
18,825	Rayovac Corp.*	309,483

		642,989

	Dental Supplies & Equipment: 2.99%

6,650	Patterson Dental Co.*	425,467

	Electronics: 5.18%
10,175	Altera Corp.*	205,840
5,500	Jabil Circuit, Inc.*	153,175
3,450	Linear Technology Corp.	147,005
7,025	Microchip Technology, Inc.	229,788

		735,808

	Engineering: 2.21%
6,775	Jacobs Engineering Group, Inc.*	313,818

SCHEDULE OF INVESTMENTS
at October 31, 2003 (Unaudited), Continued

Shares		Market Value

	Financial: 3.65%
4,785	Ambac Financial Group, Inc.	$338,491
5,185	Eaton Vance Corp.	180,853

		519,344

	Food: 2.56%
9,750	Performance Food Group Co.*	363,187

	Healthcare: 4.33%
6,550	Biomet, Inc.	234,883
5,025	MedImmune, Inc.*	133,967
5,925	Respironics, Inc.*	247,013

		615,863

	Insurance: 3.35%
3,645	Everest Re Group, Ltd.#	302,353
5,550	Principal Financial Group, Inc.	173,992

		476,345

	Internet: 1.68%
6,300	Avocent Corp.*	238,140

	Laboratory Equipment/
	Instruments: 1.59%
5,625	Fisher Scientific International, Inc.*	226,406

	Leisure: 1.69%
8,100	Royal Caribbean Cruises, Ltd.#	240,651

	Manufacturing: 12.96%
2,500	Danaher Corp.	207,125
8,200	Gentex Corp.	320,210
7,325	Graco, Inc.	279,083
13,250	Littelfuse, Inc.*	352,450
6,675	Mettler-Toledo International, Inc.*	255,920
8,650	Roper Industries, Inc.	427,483

		1,842,271

	Medical: 1.44%
6,325	Charles River Laboratories
	International, Inc.*	203,918

SCHEDULE OF INVESTMENTS
at October 31, 2003 (Unaudited), Continued

Shares		Market Value

	Optical Supplies: 1.77%
4,575	Alcon, Inc.#	$252,128

	Personal Care: 2.24%
8,500	The Estee Lauder Companies,
	Inc. – Class A	317,815

	Petroleum: 5.50%
3,040	Apache Corp.	211,949
7,775	Global Santa Fe Corp.#	175,015
5,490	Smith International, Inc.*	204,393
5,275	Stone Energy Corp.*	190,638

		781,995

	Publishing: 1.86%
8,530	Scholastic Corp.*	263,833

	Radio: 1.80%
15,925	Radio One, Inc. – Class A*	255,278

	Retail: 1.69%
5,500	Family Dollar Stores, Inc.	239,855

	Services: 6.35%
5,375	ChoicePoint, Inc.*	188,340
5,875	Cintas Corp.	250,628
8,015	Ecolab, Inc.	215,523
10,475	Robert Half International, Inc.*	247,315

		901,806

	Technology: 3.78%
6,510	Intuit, Inc.*	325,370
16,962	Symbol Technologies, Inc.	211,855

		537,225

	Transportation: 1.62%
5,875	C.H. Robinson Worldwide, Inc.	230,183

	Total Common Stocks
	(Cost $11,305,048)	13,392,860

SCHEDULE OF INVESTMENTS
at October 31, 2003 (Unaudited), Continued

Shares	SHORT-TERM INVESTMENTS: 7.06%	Market Value

1,003,719	Federated Cash Trust Money Market
	(Cost $1,003,719)	$1,003,719

	Total Investments in Securities
	(Cost $12,308,767): 101.29%	14,396,579
	Liabilities in Excess of
	Other Assets: (1.29%)	(182,842)

	Net Assets: 100.00%	$14,213,737

*    Non-income producing security.
#    U.S. exchange traded security of a foreign issuer.

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
at October 31, 2003 (Unaudited)

ASSETS
Investments in securities, at value
(identified cost $12,308,767)	$14,396,579
Receivables
Fund shares issued	2,500
Dividends and interest	2,248
Prepaid expenses	5,767

Total assets	14,407,094

LIABILITIES
Payables
Securities purchased	173,965
Due to Advisor	42
Administration fees	2,548
Accrued expenses	16,802

Total liabilities	193,357

NET ASSETS
$14,213,737

Net asset value, offering and redemption price per share
[$14,213,737 / 1,164,359 shares outstanding; unlimited
number of shares (par value $0.01) authorized]	$12.21

COMPONENTS OF NET ASSETS
Paid-in capital	$13,491,189
Accumulated net investment loss	(57,194)
Accumulated net realized loss on investments	(1,308,070)
Net unrealized appreciation on investments	2,087,812

Net assets	$14,213,737

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the Six Months Ended October 31, 2003 (Unaudited)

INVESTMENT INCOME
Income
Dividends (net of withholding tax $555)	$32,178
Interest	752

Total income	32,930

Expenses
Advisory fees (Note 3)	48,281
Distribution fees (Note 4)	16,094
Administration fees (Note 3)	15,123
Transfer agent fees	12,751
Professional fees	12,352
Fund accounting fees	11,191
Registration fees	7,058
Reports to shareholders	4,033
Trustee fees	3,248
Custody fees	3,085
Miscellaneous fees	1,264
Insurance fees	1,008

Total expenses	135,488
Less: advisory fee waiver (Note 3)	(45,364)

Net expenses	90,124

Net investment loss	(57,194)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from security transactions	89,513
Net change in unrealized
appreciation on investments	2,330,245

Net realized and unrealized gain on investments .	2,419,758

Net Increase in Net Assets
Resulting from Operations	$2,362,564

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	October 31, 2003	Year Ended
	(Unaudited)	April 30, 2003

INCREASE / (DECREASE)
IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(57,194)	$(84,634)
Net realized gain / (loss)
on security transactions	89,513	(759,868)
Net change in unrealized
appreciation / (depreciation)
on investments	2,330,245	(1,222,001)

Net increase / (decrease) in net
assets resulting from operations	2,362,564	(2,066,503)

DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS
Net realized gain
on security transactions	—	—

TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST
Net increase in net assets
derived from net change
in outstanding shares (a)	490,259	774,614

Total increase / (decrease)
in net assets	2,852,823	(1,291,889)

NET ASSETS
Beginning of year	11,360,914	12,652,803

End of year	$14,213,737	$11,360,914

(a) A summary of share transactions is as follows:

	Six Months Ended
	October 31, 2003		Year Ended
	(Unaudited)		April 30, 2003

	Shares	Value	Shares	Value

Shares sold	72,439	$832,438	212,141	$2,142,880
Shares issued on
reinvestment of
distributions	—	—	—	—
Shares redeemed	(30,668)	(342,179)	(132,165)	(1,368,266)

Net increase	41,771	$490,259	79,976	$774,614

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	Six Months
	Ended
	October 31,						April 1, 1999*
	2003		Year Ended April 30,				through
	(Unaudited)		2003	2002	2001	2000	April 30, 1999

Net asset value, beginning of period	$10.12		$12.14	$13.23	$14.37	$13.14	$12.49

Income from investment operations:

Net investment loss	(0.05)		(0.08)	(0.08)	(0.09)	(0.11)	—

Net realized and unrealized gain on investments	2.14		(1.94)	(0.46)	1.25	1.99	0.65

Total from investment operations	2.09		(2.02)	(0.54)	1.16	1.88	0.65

Less distributions:

Dividends from net realized gain	—		—	(0.55)	(2.30)	(0.65)	—

Net asset value, end of period	$12.21		$10.12	$12.14	$13.23	$14.37	$13.14

Total return	20.65	%++	(16.64%)	(3.99%)	7.13%	14.93%	5.20	%++

Ratios/supplemental data:

Net assets, end of period (thousands)	$14,214		$11,361	$12,653	$11,453	$10,190	$8,433

Ratio of expenses to average net assets:

Before expense reimbursement	2.10	%+	2.31%	2.14%	2.17%	2.51%	7.35	%+

After expense reimbursement	1.40	%+	1.40%	1.40%	1.40%	1.40%	1.34	%+

Ratio of net investment loss to average net assets:

After expense reimbursement	(0.89	%)+	(0.80%)	(0.73%)	(0.72%)	(0.78%)	(0.23	%)+

Portfolio turnover rate	23.07	%++	36.67%	63.38%	89.84%	114.39%	18.02	%++

*    Commencement of operations.
+    Annualized.
++    Not Annualized.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS at October 31, 2003 (Unaudited)

NOTE 1 – ORGANIZATION

The Segall Bryant & Hamill Mid Cap Fund (the “Fund”) is a diversified series of shares of beneficial interest of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund began operations on April 1, 1999. The Fund’s objective is to seek growth of capital by investing in medium-capitalization (“mid-cap”) companies with income as a secondary objective.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.   Security Valuation: The Fund’s investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).
If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

B.    Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

C.    Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal

NOTES TO FINANCIAL STATEMENTS (Unaudited), Continued

income tax regulations which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.   Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER
                  TRANSACTIONS WITH AFFILIATES

For the six months ended October 31, 2003, Segall Bryant & Hamill (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund. For the six months ended October 31, 2003, the Fund incurred $48,281 in Advisory Fees.

The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.40% of average net assets (the “expense cap”). Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund’s operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For six months ended October 31, 2003, the Advisor reduced its fees in the amount of $45,364; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $458,511 at

NOTES TO FINANCIAL STATEMENTS (Unaudited), Continued

October 31, 2003. Accumulative expenses subject to recapture expire as follows:

Year	Amount
2004	$144,461
2005	$173,010
2006	$ 95,676
2007	$ 45,364

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Fund asset level	Fee rate
Less than $15 million	$30,000
$15 million to less than $50 million	0.20% of average daily net assets
$50 million to less than $100 million	0.15% of average daily net assets
$100 million to less than $150 million	0.10% of average daily net assets
More than $150 million	0.05% of average daily net assets

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also officers of the Administrator and Distributor.

NOTE 4 – DISTRIBUTION COSTS

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund’s average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as “Distribution Coordinator”. For the six months ended October 31, 2003, the Fund paid the Distribution Coordinator $16,094.

NOTES TO FINANCIAL STATEMENTS (Unaudited), Continued

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the six months ended October 31, 2003, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $3,028,722 and $2,802,715 respectively.

NOTE 6 – DISTRIBUTIONS TO SHAREHOLDERS

Net investment income / (loss) and net realized gains / (losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized subsequent to October 31 on the sale of securities.

The tax character of distributions paid during the six months ended October 31, 2003 and year ended April 30, 2003 were as follows:

	10/31/2003	4/30/2003
Ordinary Income	$ —	$ —
Long-term capital gains	$ —	$ —

As of October 31, 2003, the components of capital on a tax basis were as follows:

Cost of investments	$12,457,491

Gross unrealized appreciation	2,475,432
Gross unrealized depreciation	(536,344)

Net unrealized appreciation	$1,939,088

Accumulated net investment loss	$(57,194)
Undistributed long-term capital gain	—

Total distributable earnings	$(57,194)

Other accumulated gains / (losses)	$(1,159,346)

Total accumulated earnings / (losses)	$722,548

At April 30, 2003, the Fund’s most recent fiscal year end, the Fund had a net capital loss carryforward of ($867,939), of which ($409,189) expires in 2010 and ($458,750) expires in 2011.
At April 30, 2003, the Fund’s most recent fiscal year end, the Fund had deferred capital losses occurring subsequent to October 31, 2002, of ($380,920). For tax purposes, such losses will be reflected in the year ending April 30, 2004.

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Advisor

Segall, Bryant & Hamill
10 South Wacker Drive, Suite 2150
Chicago, Illinois 60606
www.sbhic.com

Distributor

Quasar Distributors, LLC
615 East Michigan Street, 2nd Floor
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Transfer Agent/Shareholder Servicing

U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 2nd Floor
Milwaukee, Wisconsin 53202
877-829-8413

Independent Accountants

Tait, Weller & Baker
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel

Paul, Hastings, Janofsky & Walker, LLP
55 Second Street, 24th Floor
San Francisco, California 94105

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. For a current prospectus please call 1-877-829-8413.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. [Reserved]

Item 9. Controls and Procedures.

(a)  The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits.

(a)    Any code of ethics or amendment thereto . Not applicable for semi-annual reports.

(b)    Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c)    Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisors Series Trust

By (Signature and Title) /s/ Eric M. Banhazl
Eric M. Banhazl, President

Date     12/17/03

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

(Registrant) Advisors Series Trust

By (Signature and Title) /s/ Eric M. Banhazl
Eric M. Banhazl, President

Date     12/17/03

By (Signature and Title) /s/ Douglas G. Hess
Douglas G. Hess, Treasurer

Date      12/19/03